UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2008

Stamford Industrial Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-25781	41-1844584
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Landmark Square, 21st Floor, Stamford, Connecticut 06901
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (203) 428-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)	Previous independent registered public accounting firm.

(i) On June 25, 2008, Stamford Industrial Group, Inc. (the “Company”) dismissed McGladrey & Pullen, LLP (“McGladrey”) as its independent registered public accounting firm.

(ii)  The report of McGladrey on the Company’s financial statements and financial statement schedule for the fiscal years ended December 31, 2007 and 2006 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) The Company’s Audit Committee recommended and approved the decision to change independent registered public accounting firms.

(iv) In connection with the audits of the Company’s financial statements for each of the two most recently completed fiscal years and through June 25, 2008, there have been no “disagreements” (as defined in Regulation S−K Item 304(a)(1)(iv) and the related instructions) with McGladrey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey, would have caused it to make reference to the subject matter of such disagreements in connection with its audit report. During each of the two most recently completed fiscal years and through June 25, 2008, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S−K).

(v) The Company has given permission to McGladrey to respond fully to the inquiries of the successor auditor.

(vi) The Company has requested that McGladrey furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Such letter is expected to be filed by amendment.

(b) New independent registered public accounting firm.

On June 25, 2008, on the recommendation of the Company’s Audit Committee, the Company authorized the engagement of PricewaterhouseCoopers LLP (“PWC”) as its independent registered public accounting firm to audit the Company’s financial statements as of and for the fiscal year ending December 31, 2008.

PWC previously served as the Company’s independent registered public accounting firm from the Company's inception on July 3, 1996 until October 11, 2006. Subsequent to October 11, 2006 and through June 25, 2008, the Company did not consult with PWC regarding either:

(i)
the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did PWC provide written or oral advice to the Company that PWC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)
any matter that was either the subject of a “disagreement” (as defined in Regulation S−K Item 304(a)(1)(iv) and the related instructions), or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S−K).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 30, 2008
Stamford Industrial Group, Inc.

By:	/s/ Jonathan LaBarre
Jonathan LaBarre,
Chief Financial Officer, Treasurer and Secretary